UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2008

SYMMETRY MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-116038	35-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Market Street, Warsaw, Indiana 46580

(Address of Principal executive offices, including Zip Code)

(574) 268-2252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

Grant of Restricted Stock to Key Employees

On May 23, 2008, upon recommendation from the Compensation and Organizational Committee, the Board of Directors (the “Board”) of Symmetry Medical Inc. (the “Company”) granted 310,850 shares of restricted common stock to certain key employees of the Company pursuant to the Company’s Amended and Restated 2004 Equity Incentive Plan (referenced as Exhibit 10.12 from the Company’s Annual Report on Form 10-K).  A form of restricted stock agreement is attached as Exhibit 10.1.

Grant of Restricted Stock to Non-Employee Directors

On May 23, 2008, upon recommendation from the Compensation and Organizational Committee, the Board approved an increase from 3,700 to 7,400 in the annual amount of restricted common stock to be granted to each of the non-employee directors of the Company pursuant to Company’s Amended and Restated 2004 Equity Incentive Plan (referenced as Exhibit 10.12 from the Company’s Annual Report on Form 10-K).  On January 1, 2008, there was an annual grant to each non-employee director of 3,700 shares of restricted common stock. On May 23, 2008 each non-employee director was granted an additional 3,700 shares of restricted common stock.  A form of restricted stock agreement is attached as Exhibit 10.2.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2008, upon recommendation from the Compensation and Organizational Committee, the Board granted shares of restricted common stock, pursuant to the Company’s Amended and Restated 2004 Equity Incentive Plan (referenced as Exhibit 10.12 from the Company’s Annual Report on Form 10-K), to the Executive Officers of the Company set forth below:

Name and Position	Restricted Shares Granted
Brian Moore, CEO & President	80,000
Fred Hite, Senior VP & CFO	60,000
Michael W. Curtis, Chief Operating Officer, USA	40,000
John Hynes, Chief operating Officer, Europe	15,000
D. Darin Martin, Senior VP Reg. Affairs, Compliance Officer	10,000

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Form of Restricted Stock Agreement – Key Employees

	10.2	Form of Restricted Stock Agreement – Non Employee Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Medical Inc.

/s/ Fred L. Hite
Date: May 30, 2008	Name:	Fred L. Hite
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement – Key Employees

10.2	Form of Restricted Stock Agreement – Non Employee Directors